UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

New Peoples Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-33411	31-1804543
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

67 Commerce Drive Honaker, Virginia	24260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 873-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2024, the board of directors of New Peoples Bankshares, Inc. (the “Company”) appointed Barton Scot Long and James W. Kiser as directors of the Company. Mr. Kiser was also appointed as a director of the Company’s wholly-owned subsidiary, New Peoples Bank, Inc. (the “Bank”). Mr. Kiser’s appointment to the Bank board will be effective upon submission of the requisite notifications to the Commonwealth of Virginia State Corporation Commission Bureau of Financial Institutions. The initial appointments of Messrs. Long and Kiser will extend to the 2024 annual meeting of shareholders, at which time it is expected each will be nominated to be elected to serve a full three-year term.

Mr. Long, age 46, is the owner of Bart Long & Associates Realty and Auction, along with various other business interests in southwest Virginia and northeast Tennessee. Mr. Long was previously appointed to the board of directors of the Bank in May, 2023.

Mr. Kiser, age 43, is the president and chief executive officer of the Bank, a position he assumed on December 1, 2023. He previously served as Executive Vice President and Chief Banking Officer from May 2020; and in various other positions with the Bank since 2015. Prior to joining the Bank, Mr. Kiser served as Chief Lending Officer and held various other positions with several local community banks.

As a director of the Company, Mr. Long will be compensated in accordance with the Company’s director compensation policy as then in effect. Since January 1, 2023, there have been no related party transactions between the Company and Mr. Long that are reportable under Item 404(a) of Regulation S-K. There is no family relationship between Mr. Long and any director or executive officer of the Company or Bank. As an officer of the Bank, Mr. Kiser will not receive any additional compensation for service as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.

Date:	January 23, 2024	By:	/s/ Christopher G. Speaks
Christopher G. Speaks
Executive Vice President and Chief Financial Officer